                                                                     Exhibit 3.5

                               UNITED STATES OF AMERICA

                                        [SEAL]

                MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                                  Lansing, Michigan


This is to Certify that the Annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.


                         In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 16th day of April, 1999.


                           /s/ Julie Croll      , Director
                         --------------------

172 0423291              Corporation, Securities and Land Development
                         Bureau


GOLD SEAL APPEARS ONLY ON ORIGINAL

                            (Profit Domestic Corporation)

                              ARTICLES OF INCORPORATION

     These Articles of Incorporation are signed by the incorporator(s) for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as amended, as follows:

                                      ARTICLE I.

The name of the corporation is G E L, Inc.

                                     ARTICLE II.

     The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan. To take raw materials and fabricate into semi-finished and finished products through use of machining operations, stamping, grinding and assembly; to design, build, manufacture, sell and re-sell all types of products; to acquire, buy, sell, lease, mortgage and hold any real estate.

                                     ARTICLE III.

The total authorized capital stock is:

     {Preferred shs.______              Par value $________}
(1)  {                                                     } per share
     {Common shs. 50,000                Par value $1.00    }

                    {Preferred _____}
and/or shs. of (2)  {               } no par value. (See part 3 of instructions)
                    {Common_________}

     (3) A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows: All one class, fully paid and non-assessable. At all elections of Directors of such corporation, each shareholder shall be entitled to as many votes as shall equal the number of his shares multiplied by the number of Directors to be elected, and that he may cast all of such votes for a single Director or may distribute them among the number to be voted for or any two or more of them as he may see fit. Fifty per cent (50%) of the number of shares having voting power, the holders of which shall be present or represented by Proxy at any meeting, shall constitute a quorum for and votes necessary for the transaction of any business.

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                     ARTICLE IV.

     The address of the initial registered office is:

     12249 Lovan Rd.          Livonia,       Michigan   48150
     --------------------------------------           ----------
        (No. and Street)   (Town or City)             (ZIP Code)


     The mailing address of the initial registered office is (need not be completed unless different from the above address):

     _______________________________________, Michigan________________
       (No. and Street)  (Town or City)                  (ZIP Code)

     The name of the initial resident agent at the registered office is:

     JOHN M. COPE
     ----------------

                                      ARTICLE V.

     The name(s) and address(es) of the incorporator(s) are as follows:

          NAME                     RESIDENCE OR BUSINESS ADDRESS
          ----                     -----------------------------
     JOHN M. COPE                  18715 Innsbrook, Apt. #1
                                   Northville, Michigan 48167

     RICHARD BUGOLA                15270 Carol Street
                                   Livonia, Michigan 48150

     NICHOLAS DOPULOS              1048 Stafford Place
                                   Detroit, Michigan 48207

                                     ARTICLE VI.

     OPTIONAL (Delete Article VI if not applicable.)

     When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                     ARTICLE VII.

     (Here insert any desired additional provisions authorized by the Act)


     (We), the incorporator(s), sign (our) name(s) this 8th day of Aug. 1976

                              /s/ John M. Cope
                              ---------------------------------
                              John M. Cope - President


                              /s/ Richard Bugola
                              ----------------------------------
                              Richard Bugola - Vice Pres.


                              /s/ Nicholas Dopulos
                              ----------------------------------
                              Nicholas Dopulos - Sec - Treas.


                                       (See Instructions on Reverse Side)

GOLD SEAL APPEARS ONLY ON ORIGINAL

              (Please do not write in spaces below - for Department use)


MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

     Date Received

     Aug. 13, 1976                 FILED
                         Michigan Department of Commerce

                              AUG 16 1976

                              /s/ [Illegible]


                             INFORMATION AND INSTRUCTIONS
               Articles of Incorporation - Profit Domestic Corporations

1. Article I - The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations: "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc." or "Ltd."

2. Article II may state, in general terms, the character of the particular business to be carried on. Under Section 202(b) of the law, it is a sufficient compliance to state substantially, ALONE OR WITH SPECIFICALLY ENUMERATED PURPOSES, that the corporation may engage in any activity within the purpose for which corporations may be organized under the Business Corporation Act. The law requires, however, that educational corporations must state their specific purposes.

3. Article III - The law requires the incorporators of a domestic corporation having SHARES WITHOUT PAR VALUE to submit IN WRITING the amount of consideration proposed to be received FOR EACH SHARE which shall be allocated to stated capital.

4.   Article V - The law requires one or more incorporators.
     The addresses should include a street number and name (or other designation), in addition to the name of the city and state.

5. The duration of the corporation should be stated in the Articles ONLY IF THE DURATION IS NOT PERPETUAL.

6. The Articles must be signed in ink by each incorporator. The names of the incorporators as set out in Article V should correspond with the signatures.

7. One original copy of the Articles is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Articles for filing.

8. An effective date, not later than 90 days subsequent to the date of filing, may be stated in the Articles of Incorporation.

9.   FEES:     Filing Fee................................................$10.00
               Franchise Fee - [Illegible] on each dollar of authorized capital stock, with a minimum franchise fee of...............$25.00
               (Make fee payable to State of Michigan)

10.  Mail Articles of Incorporation and fees to:

               Michigan Department of Commerce
               Corporation and Securities Bureau
               Corporation Division
               P.O. Drawer C
               Lansing, Michigan 48904

GOLD SEAL APPEARS ONLY ON ORIGINAL

              (PLEASE DO NOT WRITE IN SPACES BELOW - FOR DEPARTMENT USE)

         MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

                                                   DATE RECEIVED
                                                     JUL 14 1980

                                        FILED

                           MICHIGAN DEPARTMENT OF COMMERCE

                                     JUL 22 1980

                                        /s/ [Illegible]
                                      -----------------------
                                            DIRECTOR

CORPORATION NUMBER 147-503


CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

                    (For Use by Domestic and Foreign Corporations)

                          (See Instructions on Reverse Side)

     This certificate is executed in accordance with the provisions of Section 242 of Act 284, Public Acts of 1972, as amended, as follows:

1.   The name of the corporation is GEL, Inc.

2. The address of its registered office is: (See Part 1 of instructions on reverse side)

     12249 Levan Rd.,          Livonia,      Michigan    48150
     --------------------------------------,          ----------
        (No. and Street)   (Town or City)             (ZIP Code)

     The mailing address of its registered office is: (Need not be completed unless different from the above address, see Part 2 of instructions)

                                                       Michigan
     -------------------------------------------------,          --------------
      (No. and Street or P.O. Box)     (Town or City)              (ZIP Code)

3. (The following is to be completed if the address of the registered office is changed.)
     The address of the registered office is changed to: (See Part 2 of instructions)

     32985 Schoolcraft         Livonia       Michigan    48150
     --------------------------------------,          ----------
        (No. and Street)   (Town or City)             (ZIP Code)

     The mailing address of the registered office is changed to: (Need not be completed unless different from the above address, see Part 2 of instructions)

                                                        Michigan
     -------------------------------------------------,          --------------
      (No. and Street or P.O. Box)     (Town or City)              (ZIP Code)


4.   The name of the resident agent is /s/ John M. Cope  (John M. Cope)
                                       --------------------------------------
     (See Part 3 of instructions)

5.   (The following is to be completed if the resident agent is changed.)
     The name of the successor resident agent is
                                                 -----------------------------

6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7. The changes designated above were authorized by resolution duly adopted by its board of directors or trustees.

                              Signed this 11 day of July, 1980

MAKE REMITTANCE PAYABLE TO:   BY /s/ John M. Cope
   "STATE OF MICHIGAN"           --------------------------------------
    FILING FEE: $5.00            (Signature of President, Vice-President,
                                 Secretary, Assistant Secretary, Chairperson or
                                 Vice-Chairperson)

                                 John M. Cope President
                                 -------------------------------------
                                   (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)                                             DATE RECEIVED

                                                                    APR 30 1985

                                        FILED

                                     MAY 10 1985

                                    Administrator
                              MICHIGAN DEPT. OF COMMERCE
                           Corporation & Securities Bureau


              CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                           FOR USE BY DOMESTIC CORPORATIONS

      (Please read instructions and Paperwork Reduction Act notice on last page)

     PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972, AS AMENDED (PROFIT CORPORATIONS), OR ACT 162, PUBLIC ACTS OF 1982 (NONPROFIT
CORPORATIONS), THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING CERTIFICATE:

1.   The present name of the corporation is: GEL, INC.

2.   The corporation identification number (CID) assigned by the Bureau is:
     147-503

3.   The location of its registered office is:

     32985 Schoolcraft         Livonia       Michigan    48150
     --------------------------------------,           ----------
        (Street Address)        (City)                 (ZIP Code)

4. Article III of the Articles of Incorporation is hereby amended to read as follows:

          The total authorized stock is:

          Common Shares 5,000,000        Par Value Per Share $.01
                        ---------                            -----


GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. / / The foregoing amendment to the Articles of Incorporation was duly adopted on the _____ day of _______________, 19_____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

          Signed this ________day of _______________________, 19_____

          ________________________________  ________________________________

          ________________________________  ________________________________

          ________________________________  ________________________________

          ________________________________  ________________________________
          (Signatures of ALL incorporators; type or print name under each signature)

b. /X/ The foregoing amendment to the Articles of Incorporation was duly adopted on the 18th day of April, 1985. The amendment: (check one of the following)

          / / was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

          / / was duly adopted by the written consent of ALL the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

          / / was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

          /X/ was duly adopted by the written consent of ALL the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.


                    Signed this 18th day of April, 1985

                    By /s/ John M. Cope
                       ------------------------------------
                              (Signature)
                       JOHN M. COPE, President
                       ------------------------------------
                       (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME           Name of person or organization
AND MAILING ADDRESS INDICATED IN            remitting fees:
THE BOX BELOW. Include name,
street and number (or P.O. box),
city, state and ZIP code.                   Bassey and Selesko P.C.
                                            -----------------------

                                            -----------------------


Mrs. Sandra L. Polny, Legal Assistant       Preparer's name and business
BASSEY AND SELESKO P.C.                     telephone number:
1400 American Center
27777 Franklin Road                         Sandra L. Polny
Southfield, Michigan 48034-2379             ----------------------------
                                            (313) 355-5000
                                            ----------------------------


                             INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act 162, P.A. of 1982. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2--Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4--The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.   FEES:  Filing fee (Make remittance payable to State of Michigan)....$10.00
            Franchise fee for profit corporations (payable only if authorized capital stock has increased) -- 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.   Mail form and fee to:
          Michigan Department of Commerce
          Corporation and Securities Bureau
          Corporation Division
          P.O. Box 30054
          Lansing, MI 48909
          Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
(FOR BUREAU USE ONLY)
                                                           DATE RECEIVED
                                                             JUL 30 1985

                                        FILED

                                     AUG 08 1985

                                    Administrator
                             MICHIGAN DEPT. OF COMMERCE
                           Corporation & Securities Bureau



                     CERTIFICATE OF CHANGE OF REGISTERED OFFICE
                    FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS

   (Please read instructions and Paperwork Reduction Act notice on reverse side)

   PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972, AS AMENDED (PROFIT CORPORATIONS), OR ACT 162, PUBLIC ACTS OF 1982 (NONPROFIT
CORPORATIONS), THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING CERTIFICATE:

1.   The name of the corporation is: GEL, INC.

2.   The corporation identification number (CID) assigned by the Bureau is:
     147-503

3.   a.   The address of the registered office as currently on file with the
          Bureau is:

     32985 Schoolcraft,        Livonia       Michigan    48150
     --------------------------------------,           ----------
     (Street Address)           (City)                 (ZIP Code)

     b. The mailing address of the registered office if different than above is:

                                           Michigan
     -----------------------------------,            ----------
     (P.O. Box)                 (City)               (ZIP Code)

     c. The name of the resident agent as currently on file with the Bureau is:

          JOHN M. COPE


4. (Complete if the address of the registered office is changed) The address of the registered office is changed to:

     34000 Autry,              Livonia       Michigan  48150-1323
     --------------------------------------,           ----------
     (Street Address)           (City)                 (ZIP Code)

     The mailing address of the registered office if different than above is:

                                             Michigan
     --------------------------------------,          ----------
     (P.O. Box)           (City)                (ZIP Code)

5.   (Complete if the resident agent is changed)
     The name of the successor resident agent is:

6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7. The above changes were authorized by resolution duly adopted by its board of directors or trustees.


                              Signed this 10th day of July, 1985

                              By /s/ Dennis M. Dresser
                                 -------------------------------------------
                                            (Signature)

                                 DENNIS M. DRESSER, President
                                 -------------------------------------------
                                    (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                 CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received                        (FOR BUREAU USE ONLY)
DEC 22, 1998             This document is effective on the date filed, unless
                         a subsequent effective date within 90 days after received date is stated in the document.

                         ADJUSTED PURSUANT TO       FILED
                         TELEPHONE AUTHORIZATION
                              /s/ M. Aretakis       DEC 22 1998


Name                                   EFFECTIVE DATE: DECEMBER 30, 1998

Maria T. Aretakis
------------------------------------   EXPIRATION DATE: DECEMBER 31, 2003
Address

525 N. Woodward, Suite 2000
------------------------------------
City              State     Zip Code

Bloomfield Hills, MI      48304-2970
------------------------------------
DOCUMENT WILL BE RETURNED TO THE NAME
AND ADDRESS YOU ENTER ABOVE.
IF LEFT BLANK DOCUMENT WILL BE MAILED
TO THE REGISTERED OFFICE.


                             CERTIFICATE OF ASSUMED NAME
                  FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND
                             LIMITED LIABILITY COMPANIES
              (Please read information and instructions on reverse side)

     PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972 (PROFIT CORPORATIONS), ACT 162, PUBLIC ACTS OF 1982 (NONPROFIT CORPORATIONS), ACT 213, PUBLIC ACTS OF 1982 (LIMITED PARTNERSHIPS), OR ACT 23, PUBLIC ACTS OF 1993 (LIMITED LIABILITY COMPANIES), THE CORPORATION, LIMITED PARTNERSHIP, OR LIMITED LIABILITY COMPANY IN ITEM ONE EXECUTES THE FOLLOWING CERTIFICATE:

1. The name of the corporation, limited partnership, or limited liability company is:

     Dura Automotive Systems, Inc. Column Shifter Operations

2.   The identification number assigned by the Bureau is:  147-503

3.   The assumed name under which business is to be transacted is:

     Dura Automotive Systems, Inc.

4.   This document is hereby signed as required by the Act.

The effective date of this Certificate of Assumed Name shall be December 30, 1998.

COMPLETE ITEM 5 ON LAST PAGE IF THE NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 17th day of December, 1998

By /s/ Stephen Graham
-------------------------------------------------------------
                    (Signature)

Stephen Graham                        Authorized Officer
-------------------------------------------------------------
(Type or Print Name)                 (Type or Print Title)

-------------------------------------------------------------
(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. If the same name is assumed by two or more corporations, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

     An entity that already has the assumed name shall simultaneously file a CERTIFICATE OF TERMINATION OF ASSUMED NAME and a new CERTIFICATE OF ASSUMED NAME.

     Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

1.   Dura Operating Corp.                                   640-292
--------------------------------------------------------  -------------
2.
--------------------------------------------------------  -------------
3.
--------------------------------------------------------  -------------
4.
--------------------------------------------------------  -------------
5.
--------------------------------------------------------  -------------
6.
--------------------------------------------------------  -------------
7.
--------------------------------------------------------  -------------
8.
--------------------------------------------------------  -------------
9.
--------------------------------------------------------  -------------
10.
--------------------------------------------------------  -------------
11.
--------------------------------------------------------  -------------
12.
--------------------------------------------------------  -------------
13.
--------------------------------------------------------  -------------
14.
--------------------------------------------------------  -------------
15.
--------------------------------------------------------  -------------

GOLD SEAL APPEARS ONLY ON ORIGINAL

                MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                 CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received                 (FOR BUREAU USE ONLY)
DEC 22 1998         This document is effective on the date filed, unless a
                    subsequent effective date within 90 days after received date is stated in the document.

                    ADJUSTED PURSUANT TO                   FILED
                    TELEPHONE AUTHORIZATION              DEC 22 1998
                    /s/ M. Aretakis

Name                               EFFECTIVE DATE: December 30, 1998

Maria T. Aretakis
------------------------------------
Address

525 N. Woodward, Suite 2000
------------------------------------
City             State   Zip Code

Bloomfield Hills, MI     48304-2970
------------------------------------
DOCUMENT WILL BE RETURNED TO THE NAME
AND ADDRESS YOU ENTER ABOVE.
IF LEFT BLANK DOCUMENT WILL BE MAILED
TO THE REGISTERED OFFICE.


                                CERTIFICATE OF MERGER
                 FOR USE BY PARENT AND SUBSIDIARY PROFIT CORPORATIONS
             (Please read information and instructions on the last page)

     PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972, THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING CERTIFICATE:

1.   a.   The name of each constituent corporation and its identification number is:

          Dura Shift Systems, Inc.
                                                                    ------------

          Dura Automotive Systems, Inc. Column Shifter Operations     147-503
                                                                    ------------

     b. The name of the surviving corporation and its identification number is:

          Dura Automotive Systems, Inc. Column Shifter Operations     147-503
                                                                    ------------

     c.   For each subsidiary corporation, state:


                                   Number of outstanding         Number of shares owned by the
     Name of corporation           shares in each class          parent corporation in each class
     Dura Shift Systems, Inc.             1,000                                1,000

GOLD SEAL APPEARS ONLY ON ORIGINAL

     d. The manner and basis of converting the shares of each constituent corporation is as follows:

          See Exhibit A attached hereto.

     e. The amendments to the Articles or a Restatement of the Articles of Incorporation of the surviving corporation to be effected by the merger are as follows:

          Not Applicable.

     f.   Other provisions with respect to the merger are as follows:

          See Exhibit A attached hereto.


GOLD SEAL APPEARS ONLY ON ORIGINAL

2. The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

3.   (Delete if not applicable)
     DELETED

4.   (Delete if not applicable)
     DELETED

5. (Complete only if an effective date is desired other than the date of filing)

     The merger shall be effective on the 30th day of December, 1998.


          Signed this 17th day of December, 1998

          Dura Automotive Systems, Inc. Column Shifter Operations
          -------------------------------------------------------------
                        (Name of Parent Corporation)

          By /s/ Karl Storrie
             ----------------------------------------------------------
                     (Signature of an authorized officer or agent)

                  Karl Storrie
             ----------------------------------------------------------
                      (Type or Print Name)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                                                  EXHIBIT A

                                    PLAN OF MERGER

     PLAN OF MERGER dated as of the 17th day of December, 1998 of Dura Shift Systems, Inc., a Delaware corporation ("Subsidiary") with and into Dura Automotive Systems, Inc. Column Shifter Operations, a Michigan corporation ("Parent"). Subsidiary and Parent are hereinafter sometimes called the "Constituent Corporations" and Parent is hereinafter sometimes called the "Surviving Corporation".

     Parent is a corporation duly organized and existing under the laws of the State of Michigan, having an authorized capital stock consisting of 5,000,000 shares of Common Stock, $0.01 par value ("Parent Common Stock"). As of the date hereof, 1,000,000 shares of Parent Common Stock were issued and outstanding.

     Subsidiary is a corporation duly organized and existing under the laws of the State of Delaware having an authorized capital stock consisting of 1,000 shares of Common Stock, $1.00 par value ("Subsidiary Common Stock"). As of the date hereof, 1,000 shares of Subsidiary Common Stock were issued and outstanding.

     Parent owns all of the outstanding shares of Subsidiary Common Stock.

     The directors of Parent deem it advisable for the welfare and best interests of the Constituent Corporations and for the best interest of the respective shareholders of said corporations that Subsidiary be merged with and into Parent on the terms and conditions hereinafter set forth in accordance with the provisions of Sections 711 and 735 of the Michigan Business Corporation Act (the "Michigan Act") and Section 253 of the General Corporation Law of the State of Delaware (the "Delaware Act") which permit such merger (the "Merger").

                                      ARTICLE I.

                                      The Merger

     Section 1.1 MERGER OF SUBSIDIARY INTO PARENT. At the Effective Time of the Merger (as defined in Section 1.2 hereof), Subsidiary shall be merged with and into Parent. The separate existence of Subsidiary shall thereupon cease, and Parent shall continue its corporate existence as the Surviving Corporation under the laws of the State of Michigan under the name of Dura Automotive Systems, Inc. Column Shifter Operations.

     Section 1.2 EFFECTIVE TIME OF THE MERGER. The Merger shall become effective upon the later of the filing of a Certificate of Merger with the Department of Commerce, Corporation and Securities Division of the State of Michigan in accordance with the

GOLD SEAL APPEARS ONLY ON ORIGINAL

Michigan Act and December 30, 1998. The date and time of such effectiveness are referred to herein as the "Effective Time of the Merger."

     Section 1.3  EFFECTS OF THE MERGER.  At the Effective Time of the Merger:

          (i) the separate existence of Subsidiary shall cease and Subsidiary shall be merged with and into Parent, which shall be the Surviving Corporation;

          (ii) the Articles of Incorporation of Parent as in effect immediately prior to the Effective Time of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until they shall thereafter be amended in accordance with its terms and as provided by law;

          (iii) the By-Laws of Parent as in effect immediately prior to the Effective Time of the Merger shall continue in full force and effect and be the By-Laws of the Surviving Corporation until they shall thereafter be amended in accordance with their terms and as provided by law;

          (iv) the directors of Parent in office at the Effective Time of the Merger shall be the directors of the Surviving Corporation, each of such directors to hold office, subject to the applicable provisions of the By-Laws of the Surviving Corporation and the Michigan Act, until his or her successor shall be elected and shall duly qualify;

          (v) the officers of Parent in office at the Effective Time of the Merger shall be the officers of the Surviving Corporation, each of such officers to hold office, subject to the applicable provisions of the By-Laws of the Surviving Corporation and the Michigan Act, at the pleasure of the Board of Directors and until his or her successor is appointed or elected and shall duly qualify;

          (vi) the Surviving Corporation shall possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal, and mixed, and all debts due on whatever account, and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and

          (vii) the Surviving Corporation shall thenceforth be responsible and liable for all liabilities and obligations of each of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted as if such Merger had not taken place or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor liens upon the property of either of the Constituent Corporations shall be impaired by the Merger.

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                      ARTICLE II

                           Effect of Merger on Common Stock
                           of the Constituent Corporations

     Section 2.1 SUBSIDIARY COMMON STOCK. At the Effective Time of the Merger each share of Subsidiary Common Stock, all of which are owned by Parent, shall be cancelled and no consideration shall be issuable with respect thereto.

     Section 2.2 PARENT COMMON STOCK. At the Effective Time of the Merger each share of Parent Common Stock which is issued and outstanding immediately prior to the Effective Time of the Merger shall continue to be outstanding without any change therein.


                                     ARTICLE III.

                                       General

     Section 3.1 TERMINATION. This Plan of Merger and the transactions contemplated hereby may be terminated at any time by the Board of Directors of Parent before the Effective Time of the Merger.

     Section 3.2 GOVERNING LAW. This Plan of Merger shall be governed by and construed in accordance with the laws of the State of Michigan.

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND
MAILING ADDRESS INDICATED IN THE BOX          Name of person or organization
BELOW. Include name, street and number        remitting fees:
(or P.O. box), city, state and ZIP code.      BASSEY AND SELESKO P.C.
                                              -----------------------


Rita E. Lowenstein                              Preparer's name and business
BASSEY AND SELESKO P.C.                         telephone number:
27777 Franklin Road, Suite 1400
Southfield, Michigan 48034                          Ronald D. Bassey
                                                ----------------------------
                                                (313) 355-5000
                                                ----------------------------


                             INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act 162, P.A. of 1982. The certificate of change of registered office and/or change of resident agent cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to section 242 of the Act by domestic and foreign, profit and nonprofit, corporations for the purpose of changing their registered office or resident agent, or both.

4. Item 2--Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 3--The address of the registered office and the name of the resident agent must be the same as are designated in the articles of incorporation or subsequent change filed with the Bureau.

6. Item 4--A post office box may not be designated as the address of the registered office. The mailing address may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.

7. This certificate must be signed in ink by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation.

8.   FEES:  Filing fee (Make remittance payable to State of
     Michigan)........................................................$ 5.00

9.   Mail form and fee to:

          Michigan Department of Commerce
          Corporation and Securities Bureau
          Corporation Division
          P.O. Box 30054
          Lansing, Michigan 48909
          Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)                                       Date Received

                                        FILED                FEB 26 1988

                                     MAR 02 1988

                                    Administrator
                           MICHIGAN DEPARTMENT OF COMMERCE
                           Corporation & Securities Bureau


              CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                           FOR USE BY DOMESTIC CORPORATIONS
      (Please read instructions and Paperwork Reduction Act notice on last page)

     PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972, AS AMENDED (PROFIT CORPORATIONS), OR ACT 162, PUBLIC ACTS OF 1982 (NONPROFIT
CORPORATIONS), THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING CERTIFICATE:

1.   The present name of the corporation is:  G E L, Inc.

2.   The corporation identification number (CID) assigned by the Bureau is:
     147-503

3.   The location of its registered office is:

     34000 Autry               Livonia,      Michigan 48150-1323
     --------------------------------------           ----------
     (Street Address)           (City)                (ZIP Code)

4. A new Article VII of the Articles of Incorporation is hereby added to read as follows:

                                  Director Liability
                                   See Attachment A

GOLD SEAL APPEARS ONLY ON ORIGINAL

Attachment A     Certificate Of Amendment To The Articles Of Incorporation
                                                                    CID#147-503
                                     ARTICLE VII

                                LIABILITY OF DIRECTORS

     A director shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of the director's fiduciary duty. This provision, however, does not eliminate or limit the liability of a director for any of the following:

       (I) A breach of the director's duty or loyalty to the corporation or its shareholders,

      (II) Acts or omissions not in good faith or acts or omissions that involve intentional misconduct or a knowing violation of law,

     (III)  A violation of Section 551(i) of the Michigan Business Corporation
            Act.

      (IV) A transaction from which the director derived an improper personal benefit,

       (V) An act or omission occurring before the filing date of this Article with the Michigan Corporation and Securities Bureau,

     If, after the adoption of this Article by the corporation, the Michigan Business Corporation Act is amended to further limit or eliminate the liability of a director, then a director shall not be liable to the corporation or its shareholders to the fullest extent of the Michigan Business Corporation Act, as amended.

     Any repeal or modification of this Article by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. / / The foregoing amendment to the Articles of Incorporation was duly adopted on the _____ day of _______________, 19_____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

          Signed this ________day of _______________________, 19_____

          ----------------------------   ----------------------------

          ----------------------------   ----------------------------

          ----------------------------   ----------------------------

          ----------------------------   ----------------------------
     (Signatures of ALL incorporators; type or print name under each signature)

b. /X/ The foregoing amendment to the Articles of Incorporation was duly adopted on the 24th day of February, 1988. The amendment: (check one of the following)

     / / was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

     / / was duly adopted by the written consent of ALL the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

     / / was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     /X/ was duly adopted by the written consent of ALL the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.


                    Signed this 24th day of February, 1988

                    By /s/ John M. Cope
                       ------------------------------------
                             (Signature)

                       John M. Cope, Chairman
                       ------------------------------------
                         (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND
MAILING ADDRESS INDICATED IN THE BOX BELOW.  Name of person or organization
Include name, street and number (or P.O.     remitting fees:
box), city, state and ZIP code.
                                             Bassey and Selesko P.C.
                                             ------------------------------


Rita E. Lowenstein, Legal Assistant            Preparer's name and business
Bassey and Selesko P.C.                        telephone number:
27777 Franklin Road, Suite 1400
Southfield, Michigan 48034                         George A. Contis
                                               ----------------------------
                                               (313) 355-5000
                                               ----------------------------


                             INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act 162, P.A. of 1982. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2--Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4--The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.   FEES:  Filing fee (Make remittance payable to State of Michigan).....$10.00

            Franchise fee for profit corporations (payable only if authorized capital stock has increased)-- 1 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.   Mail form and fee to:

          Michigan Department of Commerce
          Corporation and Securities Bureau
          Corporation Division
          P.O. Box 30054
          Lansing, MI 48909
          Telephone: (517) 373-0493

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
(FOR BUREAU USE ONLY)
                                                            Date Received
                                                            JAN 21  1992

                                        FILED

                                     JAN 23  1992

                                    Administrator
                           MICHIGAN DEPARTMENT OF COMMERCE
                           Corporation & Securities Bureau


                       CERTIFICATE OF CHANGE OF RESIDENT AGENT

                     FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS

              (Please read information and instructions on reverse side)

PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972, (PROFIT CORPORATIONS), OR ACT 162, PUBLIC ACTS OF 1982 (NONPROFIT CORPORATIONS), THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING CERTIFICATE:

1.   The name of the corporation is: G E L, INC.

2.   The corporation identification number (CID) assigned by the Bureau is:
     147-503

3.   a.   The address of the registered office as currently on file with the
          Bureau is:

     34000 Autry,                       Livonia       , Michigan 48150-1323
     -------------------------------------------------           ------------
     (Street Address)                          (City)              (ZIP Code)

     b.   The mailing address of the above registered office, if different, is:

                                                      , Michigan
     -------------------------------------------------           --------------
      (P.O. Box)                               (City)              (ZIP Code)

     c.   The name of the resident agent as currently on file with the Bureau
          is:    JOHN M. COPE

COMPLETE THE APPROPRIATE ITEMS FOR ANY INFORMATION THAT HAS CHANGED

4.   The address of the registered office is changed to:


                                                      , Michigan
     -------------------------------------------------           --------------
     (Street Address)                         (City)              (ZIP Code)


     The mailing address of the above registered office, if different, is:

                                                      , Michigan
     -------------------------------------------------           --------------
     (P.O. Box)                               (City)              (ZIP Code)


5.   The name of the successor resident agent is:  DENNIS M. DRESSER

6. The corporation further states that the address of its registered office and the address of its resident agent, as changed, are identical.

7.   a.   The above changes were authorized by resolution duly adopted by its board of directors or trustees, except when this form is being filed by the resident agent of a profit corporation to change the address of the registered office.

     b.   A copy of this statement has been mailed to the corporation.


                              Signed this 15th day of January, 1992

                              By /s/ Dennis M. Dresser
                                 ----------------------------------------------
                                           (Signatue)

                                 DENNIS M. DRESSER, President
                                 ----------------------------------------------
                                 (Type of Print Name)       (Type of Print Name)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND
MAILING ADDRESS INDICATED IN THE BOX           Name of person or organization
BELOW.  Include name, street and number        remitting fees:
(or P.O. box), city, state and ZIP code.
                                               Bassey and Selesko P.C.
                                               -----------------------


Ronald D. Bassey, Esq.                           Preparer's name and business
Bassey and Selesko P.C.                          telephone number:
27777 Franklin Road, Suite 1400
Southfield, Michigan 48034                       Ronald D. Bassey
                                                 ----------------------------
                                                 (313) 355-5000
                                                 ----------------------------


                             INFORMATION AND INSTRUCTIONS

1. The certificate of change of registered office and/or change of resident agent cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to section 242 of the Act by domestic and foreign corporations for the purpose of changing their registered office or resident agent, or both.

4. Item 2--Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 3--The address of the registered office and the name of the resident agent must be the same as are designated in the articles of incorporation or subsequent change filed with the Bureau.

6. Item 4--A post office box may not be designated as the address of the registered office. The resident agent can change the registered office by filing this form only if this is a PROFIT corporation.

7. This certificate must be signed in ink by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation. (Profit corporations only): If only the registered office address is changed, it may be signed by the resident agent without addressing Item 5 or Item 7(a).

8.   FEES:  (Make remittance payable to State of Michigan.  Include corporation name and CID number on check or money order).........................$ 5.00

9.   Mail form and fee to:

          Michigan Department of Commerce
          Corporation and Securities Bureau
          Corporation Division
          P.O. Box 30054
          6546 Mercantile Way
          Lansing, Michigan 48909
          Telephone: (517) 334-6302

GOLD SEAL APPEARS ONLY ON ORIGINAL

        MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

DATE RECEIVED  ADJUSTED PURSUANT TO          (FOR BUREAU USE ONLY)
NOV 01 1996    TELEPHONE AUTHORIZATION
               From Mr. Coon                          FILED

                                                   NOV 1 1996

Name
William G. Coon, Esq.                          Administrator
Dean & Fulkerson, P.C.                         MI DEPARTMENT OF CONSUMER &
Address                                        INDUSTRY SERVICES CORPORATION,
801 W. Big Beaver Rd., 5th Floor               SECURITIES & LAND DEVELOPMENT
City  State  Zip                               BUREAU
Troy  MI     48084

                                             EFFECTIVE DATE:

Document will be returned to the name and address you enter above

                                CERTIFICATE OF MERGER

               (PLEASE READ INFORMATION AND INSTRUCTIONS ON LAST PAGE) PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972, THE UNDERSIGNED CORPORATIONS EXECUTE THE FOLLOWING CERTIFICATE:

1.   The Plan and Agreement of Merger is as follows:

     a. The name of each constituent corporation and its corporation identification number is:

          WLP Acquisition Company  CID #377-268
          G E L, INC.              CID #147-503

     b. The name of the surviving corporation and its corporation identification number is:

          G E L, INC.                CID #147-503

     c.   For each constituent corporation of the merger:

                                   Designation and
                                   number of outstanding         Class or series
                                   shares in each class             of shares
          Name of Corporation      or series                    entitled to vote
          -------------------      ---------------------        ----------------

          WLP Acquisition Company     50,000 Shares              Voting
          G E L, INC.                393,600 Shares              Voting

     The number of shares will not change prior to the effective date of the merger.


GOLD SEAL APPEARS ONLY ON ORIGINAL

     d. The terms and conditions of the proposed merger, including the manner and basis of converting the shares of, or membership or other interest in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving corporation, or into cash or other consideration, are as follows:

          (i) Each share of common stock of the constituent corporations which shall be outstanding on the effective date of this merger, and all rights in respect thereof shall forthwith be changed and converted into shares of common stock of the surviving corporation as set forth below:

          WLP ACQUISITION COMPANY
          Each share of WLP Acquisition Company shall be converted into 10 shares of the surviving corporation.

          GEL, INC.
          Each share of GEL, Inc. shall be converted into 1.270325203 shares of the surviving corporation. The shares of GEL, Inc. which are owned by WLP Acquisition Company and, therefore, owned indirectly by the shareholders of WLP Acquisition Company, shall be deemed divided among such shareholders in proportion to their respective ownership interests in WLP Acquisition Company and converted to shares of the surviving corporation as if directly owned by such shareholders.

          (ii) After the effective date of this merger, each holder of an outstanding certificate representing shares of common stock of a constituent corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered the outstanding shares of the stock of a constituent corporation to be converted into the stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange has taken place.

     e.   Other provisions with respect to the merger are as follows:

          (i) The bylaws of the surviving corporation as they shall exist on the effective date of this merger shall be and remain the bylaws of the surviving corporation until the same shall be altered, amended and repealed as therein provided.

          (ii) The directors of the surviving corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

          (iii) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged corporations shall be transferred to, vested in and devolve upon the surviving corporation without further act or deed and all property, rights, and every other interest of the surviving corporation and the merged corporations shall be as effectively the property of the surviving corporation as they were of the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporations acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the interest and purposes hereof and the proper officers and directors of the merged corporations and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporations or otherwise to take any and all such action.

2. The merger shall be effective on the filing date of this certificate.

3.   a.   The Plan and Agreement of Merger was adopted by the Board of
          Directors of each of the following constituent corporations:

                    WLP Acquisition Company
                    GEL, Inc.

     b. The Plan and Agreement of Merger was approved by the shareholders of the constituent corporations, in accordance with Section 703(a) of the Act.

GOLD SEAL APPEARS ONLY ON ORIGINAL

4.   a.   The executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation, 801 W. Big Beaver Road, Suite 500, Troy, Michigan 48084.

     b. A copy of the Plan and Agreement of Merger will be furnished on request and without cost to any shareholder of any constituent corporation.

     Signed this 1st day of November, 1996

                              WLP ACQUISITION COMPANY


                              By:  /s/ O. B. Marx III
                                   ---------------------------------
                                       O. B. Marx III
                              Title:   President & CEO


     Signed this 1st day of November, 1996

                              GEL, INC.


                              By:  /s/ O. B. Marx III
                                   ---------------------------------
                                       O. B. Marx III
                              Title:   Chairman

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

DATE RECEIVED                             (FOR BUREAU USE ONLY)
DEC 17 1996                                       FILED
                                              DEC 18, 1996
Name                                          Administrator
James P. Dean                 MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Address
801 W. Big Beaver Road,     CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
5th Floor
City  State  Zip                             EFFECTIVE DATE:
Troy, MI     48084


DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE


              CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                           FOR USE BY DOMESTIC CORPORATIONS
               (Please read information and instructions on last page)


     PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972 (PROFIT CORPORATIONS), OR ACT 162, PUBLIC ACTS OF 1982 (NONPROFIT CORPORATIONS), THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING CERTIFICATE:

1.   The present name of the corporation is:  GEL, INC.

2.   The identification number assigned by the Bureau is:  147-503

3.   The location of its registered office is:

     34000 AUTRY,        LIVONIA,  MICHIGAN 48150
     (Street Address)    (City)            (ZIP Code)

4. Article 1 of the Articles of Incorporation is hereby amended to read as follows:

     The name of the Corporation is: GT AUTOMOTIVE SYSTEMS, INC.


GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

a. / / The foregoing amendment to the Articles of Incorporation were duly adopted on the _____ day of _______________, 19_____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

          Signed this ________day of _______________________, 19_____.

          _____________________________       ______________________________
                (Signature)                           (Signature)


          _____________________________       ______________________________
                (Type or Print Name)                (Type or Print Name)


          _____________________________       ______________________________
                (Signature)                           (Signature)


          _____________________________       ______________________________
                (Type or Print Name)                (Type or Print Name)


b. /X/ The foregoing amendment to the Articles of Incorporation was duly adopted on the 16TH day of DECEMBER, 1996. The amendment: (check one of the following)

     / / was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a non-stock directorship basis. The necessary votes were cast in favor of the amendment.

     / / was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a non-stock directorship basis.

     / / was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     /X/ was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a non-profit corporation, and Section 407(2) of the Act if a profit corporation.


                    Signed this 16TH day of DECEMBER, 1996

                    By /s/ Paul Oster
                       ---------------------------------------------
                                       (Signature)

                       PAUL OSTER, VICE-PRESIDENT AND TREASURER
                       ---------------------------------------------
                             (Type or Print Name and Title)


GOLD SEAL APPEARS ONLY ON ORIGINAL

     MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
     CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

DATE RECEIVED                              (FOR BUREAU USE ONLY)
May 14 1998                                        FILED
                                               May 14, 1998
Name                                           Administrator
PH. 517-663-2525 Ref#83019     MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Attn:  Cheryl J. Bixby       CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
MICHIGAN RUNNER SERVICE
P.O. Box 266                         EFFECTIVE DATE:
Eaton Rapids, MI 48827-0266

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE


              CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                       FOR USE BY DOMESTIC PROFIT CORPORATIONS
             (Please read information and instructions on the last page)


     PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972 (PROFIT CORPORATIONS), OR ACT 162, PUBLIC ACTS OF 1982 (NONPROFIT CORPORATIONS), THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING CERTIFICATE:

1.   The present name of the corporation is:
     GT Automotive Systems, Inc.

2.   The identification number assigned by the Bureau is:  147-503

3.   The location of its registered office is:

     34000 Autry,        Livonia,   Michigan 48150
     (Street Address)    (City)              (ZIP Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

     The name of the Corporation is: Dura Automotive Systems, Inc. Column Shifter Operations.


GOLD SEAL APPEARS ONLY ON ORIGINAL

5. (For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the ______ day of __________________, 19____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

     Signed this ________day of_________________, 19____.


          ----------------------------   ----------------------------
                  (Signature)                    (Signature)

          ----------------------------   ----------------------------
             (Type or Print Name)             (Type or Print Name)

          ----------------------------   ----------------------------
                  (Signature)                    (Signature)

          ----------------------------   ----------------------------
             (Type or Print Name)             (Type or Print Name)

6. (For profit corporations, and for nonprofit corporations whose articles state the corporation is organized on a stock or on a membership basis.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the 13th day of May, 1998 by the shareholders of a profit corporation, or by the shareholders or members of a nonprofit corporation (check one of the following)

     / / at a meeting. The necessary votes were cast in favor of the amendment.

     / / by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
          Section 407(1) and (2) of the Act if a nonprofit corporation, or
          Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     /X/ by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.


                         Signed this 13th day of May, 1998.

                         By: /s/ Karl Storrie
                            --------------------------------------------
                             (Signature of President, Vice-President,
                                  Chairperson, Vice-Chairperson)

                            Karl Storrie           Chairperson
                            --------------------------------------------
                            (Type or Print Name)   (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL